UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2008

Evergreen Energy Inc.
 (Exact Name of Registrant as Specified in Charter)

Delaware	001-14176	84-1079971
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 17th Street, Suite 1300, Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 293-2992

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 28, 2008, Evergreen Energy Inc. (the “Company”) entered an agreement (the “Agreement”) with certain existing noteholders  (each, a “Noteholder” and collectively, the “Noteholders”) to exchange (the “Exchange”) $18,750,000 in aggregate principal amount of the 8.00% convertible secured notes due 2012, CUSIP No. 30024BAA2, of the Company (the “Notes”), for an aggregate of 10,500,000 shares of the Company’s registered common stock, with a par value $.001 per share, and without restrictive trading legend (the “Common Stock”). The parties intend to close the Exchange transaction in multiple closings (the “Closings”) commencing on August 29, 2008 and ending no later than September 5, 2008.

The Notes are governed by the terms of an indenture (the “Indenture”) dated July 30, 2007, between the Company, Evergreen Operations, LLC, KFx Plant, LLC, KFx Operations, LLC, Landrica Development Company, and Buckeye Industrial Mining Co., and U.S. Bank National Association, as trustee.  The terms of the Notes and the Indenture are described in Exhibit 4.1 to the Form 8-K filed by the Company on July 30, 2007.  Such description is incorporated by reference herein.

The Agreement contains customary representations and warranties, and conditions to be met prior to each of the Closings.  If the Closings do not occur by the sixth (6th) trading date after their scheduled date because of a breach of the conditions to the Closings by a party, then the non-breaching party has the option to terminate the Agreement without liability.  The Agreement does not contain an indemnification provision.

Prior to each Exchange of Notes for Common Stock, each of the Noteholders agreed to release each guarantee issued pursuant to the Indenture with respect to such Notes being exchanged such that, at the time of each Exchange, such Notes being exchanged shall not be guaranteed securities and shall be solely securities of the Company.  In addition, the Noteholders agreed to waive certain rights and covenants under the Indenture.  The Exchange was made pursuant to Section 3(a)(9) the Securities Act of 1933, as amended. No commission or remuneration was paid or given, directly or indirectly, for soliciting such Exchange.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 is incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    EVERGREEN ENERGY INC.

Date: August 29, 2008                                                                                             By: /s/ DIANA L. KUBIK
                                                Name: Diana L. Kubik
                    Title: Vice President and Chief Financial Officer

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